UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2015 (January 30, 2015)

TWINLAB CONSOLIDATED HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 22, 2014 (the “September 22nd 8-K”), Twinlab Corporation, an indirect wholly-owned subsidiary of Twinlab Consolidated Holdings, Inc. (the “Company”), entered into an Employment Agreement with each of (i) Mark Jaggi, the Company’s Executive Vice President and Chief Financial Officer; (ii) Richard Neuwirth, the Company’s Executive Vice President and Chief Legal Officer; and (iii) Kathleen C. Pastor, the Company’s Executive Vice President, Retail Sales (collectively, the “Prior Agreements”). The Prior Agreements were disclosed and described under the caption “Item 2.01 Completion of Acquisition or Disposition of Assets- EXECUTIVE COMPENSATION-Summary Compensation Table” in the September 22nd 8-K which disclosure is hereby incorporated by reference.

The Prior Agreements provided that at the discretion of the Board of Directors of the Company (the “Board”), a new employment agreement with the Company may be signed with each of Messrs. Jaggi and Neuwirth and Ms. Pastor (collectively, the “New Agreements”). Accordingly, on and effective January 30, 2015, the Company executed the New Agreements which New Agreements supersede the Prior Agreements in their entirety.

Mark Jaggi

Mr. Jaggi was appointed Chief Financial Officer and Executive Vice President of the Company pursuant to the Employment Agreement dated as of January 30, 2014 (the “Jaggi Agreement”). The Jaggi Agreement contemplates a base salary at an original annualized rate of Two Hundred Fifty Thousand Dollars. Mr. Jaggi will be eligible to participate in any performance-based bonus program that the Company provides for similarly situated key executives at a bonus level commensurate with Mr. Jaggi’s position in the Company as determined by the Company. Mr. Jaggi’s target annual bonus under such program is fifty percent (50%) of his base salary for the year to which the given bonus relates. The actual amount of the bonus for a given year will be determined by the Company pursuant to the applicable program and the attainment of applicable Company (including, if and as applicable, affiliates’) and/or individual performance metrics and may be between 0% and 100% of Mr. Jaggi’s base salary for the given year to which the bonus relates. The metrics upon which any performance-based bonus and bonus program are based (which may include qualitative and/or quantitative Company and/or individual performance metrics) and corresponding bonus levels will be reviewed and may be modified and set annually by the Company in its sole discretion and subject to and commensurate with the Board’s approval of the annual operations budget for the Company.

Mr. Jaggi is eligible to participate in the Company’s equity incentive or similar plan(s) or program(s) as and when implemented by the Company (or the Company’s subsidiary, Twinlab Consolidation Corporation (“TCC”), under which employees of the Company are eligible to participate); and is eligible to receive from time-to-time long-term equity incentive grants, including stock options, restricted stock or other stock-based awards, as determined in the discretion of the Compensation Committee of the Board and subject to any applicable performance metrics and/or budgetary or other business considerations, in accordance with the terms and conditions of the applicable plan(s).

Mr. Jaggi’s employment relationship with the Company is at-will, subject to Mr. Jaggi’s right to receive, subject to certain conditions (including his execution and delivery of a general release), severance pay in the event of termination without cause or resignation for good reason consisting of twenty-six weeks of salary and other minor benefits, with an additional twenty-six weeks of severance available in the event of termination due to a change of control. Mr. Jaggi’s employment agreement further provides for customary confidentiality and, for the term of his employment with the Company and for a period of twelve months thereafter, non-competition and non-solicitation covenants.

Richard Neuwirth

Mr. Neuwirth was appointed Chief Legal Officer, General Counsel and Executive Vice President of the Company pursuant to the Employment Agreement dated as of January 30, 2014 (the “Neuwirth Agreement”). The Neuwirth Agreement contemplates a base salary at an original annualized rate of Two Hundred Sixty-Two Thousand Five Hundred Dollars. Mr. Neuwirth will be eligible to participate in any performance-based bonus program that the Company provides for similarly situated key executives at a bonus level commensurate with Mr. Neuwirth’s position in the Company as determined by the Company. Mr. Neuwirth’s target annual bonus under such program is fifty percent (50%) of his base salary for the year to which the given bonus relates. The actual amount of the bonus for a given year will be determined by the Company pursuant to the applicable program and the attainment of applicable Company (including, if and as applicable, affiliates’) and/or individual performance metrics and may be between 0% and 100% of Mr. Neuwirth’s base salary for the given year to which the bonus relates. The metrics upon which any performance-based bonus and bonus program are based (which may include qualitative and/or quantitative Company and/or individual performance metrics) and corresponding bonus levels will be reviewed and may be modified and set annually by the Company in its sole discretion and subject to and commensurate with the Board’s approval of the annual operations budget for the Company.

Mr. Neuwirth is eligible to participate in the Company’s equity incentive or similar plan(s) or program(s) as and when implemented by the Company (or TCC, under which employees of the Company are eligible to participate); and is eligible to receive from time-to-time long-term equity incentive grants, including stock options, restricted stock or other stock-based awards, as determined in the discretion of the Compensation Committee of the Board and subject to any applicable performance metrics and/or budgetary or other business considerations, in accordance with the terms and conditions of the applicable plan(s).

Mr. Neuwirth’s employment relationship with the Company is at-will, subject to Mr. Neuwirth’s right to receive, subject to certain conditions (including his execution and delivery of a general release), severance pay in the event of termination without cause or resignation for good reason consisting of twenty-six weeks of salary and other minor benefits, with an additional twenty-six weeks of severance available in the event of termination due to a change of control. Mr. Neuwirth’s employment agreement further provides for customary confidentiality and, for the term of his employment with the Company and for a period of twelve months thereafter, non-competition and non-solicitation covenants.

Kathleen C. Pastor

Ms. Pastor was appointed Executive Vice President, Retail Sales of the Company pursuant to the Employment Agreement dated as of January 30, 2015 (the “Pastor Agreement”). The Pastor Agreement contemplates a base salary at an original annualized rate of Three Hundred Fifteen Thousand One Dollars. Ms. Pastor will be eligible to participate in any performance-based bonus program that the Company provides for similarly situated key executives at a bonus level commensurate with Ms. Pastor’s position in the Company as determined by the Company. Ms. Pastor’s target annual bonus under such program is fifty percent (50%) of her base salary for the year to which the given bonus relates. The actual amount of the bonus for a given year will be determined by the Company pursuant to the applicable program and the attainment of applicable Company (including, if and as applicable, affiliates’) and/or individual performance metrics and may be between 0% and 100% of Ms. Pastor’s base salary for the given year to which the bonus relates. The metrics upon which any performance-based bonus and bonus program are based (which may include qualitative and/or quantitative Company and/or individual performance metrics) and corresponding bonus levels will be reviewed and may be modified and set annually by the Company in its sole discretion and subject to and commensurate with the Board’s approval of the annual operations budget for the Company.

Ms. Pastor is eligible to participate in the Company’s equity incentive or similar plan(s) or program(s) as and when implemented by the Company (or TCC, under which employees of the Company are eligible to participate); and is eligible to receive from time-to-time long-term equity incentive grants, including stock options, restricted stock or other stock-based awards, as determined in the discretion of the Compensation Committee of the Board and subject to any applicable performance metrics and/or budgetary or other business considerations, in accordance with the terms and conditions of the applicable plan(s).

Ms. Pastor’s employment relationship with the Company is at-will, subject to Ms. Pastor’s right to receive, subject to certain conditions (including her execution and delivery of a general release), severance pay in the event of termination without cause or resignation for good reason consisting of twenty-six weeks of salary and other minor benefits, with an additional twenty-six weeks of severance available in the event of termination due to a change of control. Ms. Pastor’s employment agreement further provides for customary confidentiality and, for the term of her employment with the Company and for a period of twelve months thereafter, non-competition and non-solicitation covenants.

The foregoing descriptions of the New Agreements are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 above is hereby incorporated by reference in answer to Item 1.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.46	Employment Agreement, dated as of January 30, 2015, by and between Twinlab Consolidated Holdings, Inc. and Mark Jaggi.

Exhibit 10.47	Employment Agreement, dated as of January 30, 2015, by and between Twinlab Consolidated Holdings, Inc. and Richard Neuwirth.

Exhibit 10.48	Employment Agreement, dated as of January 30, 2015, by and between Twinlab Consolidated Holdings, Inc. and Kathleen C. Pastor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2015	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Thomas A. Tolworthy
Thomas A. Tolworthy
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.46	Employment Agreement, dated as of January 30, 2015, by and between Twinlab Consolidated Holdings, Inc. and Mark Jaggi.

Exhibit 10.47	Employment Agreement, dated as of January 30, 2015, by and between Twinlab Consolidated Holdings, Inc. and Richard Neuwirth.

Exhibit 10.48	Employment Agreement, dated as of January 30, 2015, by and between Twinlab Consolidated Holdings, Inc. and Kathleen C. Pastor.